Liberty Global Young
                                Investor(SM) Fund
[logo]
                                  Annual Report
                               September 30, 2001

                             [photo of 3 children]

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

                                      LOOK
                                    FOR YOUR
                                  DOLLAR DIGEST
                                   IN THE BACK
                                 OF THIS REPORT!
                            ------------------------
                                  DID YOU KNOW?

AS YOU READ YOUR SHAREHOLDER REPORT, KEEP AN EYE OUT FOR THIS QUESTION! IT WILL SHOW YOU WHERE YOU CAN FIND:

o ADDITIONAL INFORMATION ABOUT YOUR FUND'S INVESTMENTS,

o DEFINITIONS OF MARKET AND INVESTMENT TERMS, AND

o FURTHER EXPLANATION OF CONCEPTS THAT ARE DISCUSSED IN YOUR REPORT.


Table of Contents
To Our Shareholders ..................................   1
Portfolio Managers' Report ...........................   4
Performance ..........................................   6
Investment Portfolio .................................   8
Financial Statements .................................  11
Notes to Financial Statements ........................  13
Report of Independent Accountants ....................  17
Activity Pages .......................................I-VI

To Our Shareholders

[photo of Keith T. Banks]

Dear Shareholder,

I'd like to take the opportunity to tell you about a new development here at Liberty Funds. As of November 1, 2001, Liberty Financial's asset management companies -- which include the advisor for Liberty Global Young Investor Fund -- have been sold to FleetBoston Financial.

What does this mean? As a shareholder, you should understand that only the ownership of the fund has changed. You will not see any immediate change to the fund itself or its managers. Global Young Investor Fund will still be guided by David Brady, Erik Gustafson, and a team of advisors from Wanger Asset Management, who will continue to focus on quality companies around the globe.

I think we can all agree that this has been a year that we'll never forget. While the terrorist attacks of September 11 are without a doubt the most significant and terrible events that have happened to this country in quite a while, it is our duty to report to you on the events of the entire year and how they have affected your fund. However, at the beginning of this report, you'll find a special section from your portfolio managers, providing you with their reactions to the attacks. They discuss a few of the many areas that these events have affected.

We hope that this special report, as well as the portfolio managers' report that follows, are helpful to you as you struggle to understand the far-reaching impact of this tragedy on its own terms and how it may relate to the economy for the next few months. As always, we thank you for investing in Global Young Investor Fund and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President


[boxed text]
                                  MEET THE NEW
                                  PRESIDENT OF
                                 LIBERTY FUNDS

As of November 1, 2001, Mr. Keith Banks is the new President of Liberty Global Young Investor Fund. Mr. Banks is Chief Investment Officer (CIO) and Chief Executive Officer (CEO) of Fleet Asset Management. Mr. Banks has held these positions since 2000. Before joining Fleet, Mr. Banks was Managing Director and Head of US Equity for J.P. Morgan Investment Management from 1996-2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.


Economic and market conditions can change frequently. There is no assurance that trends described herein will continue or commence.

After September 11: A Special Report from Dave Brady and Erik Gustafson

Since the terrorist attacks in September, our lives have certainly changed. The tremendous loss of life in New York, Washington, DC and Pennsylvania has been devastating. Although this loss of life will always be the most important and heartbreaking impact of the attacks, our lives have been affected in many ways. There is increased security at government and office buildings and many schools. Relief organizations are asking for food, money, and volunteers to help the victims. In the news, on the radio, in our schools--everywhere we look, people are talking about the tragedies, hanging up signs, and displaying American flags to show their patriotism. Like the ripples you see when you throw a stone into a lake, the effects of the terrorist attacks have spread to just about every area of our lives.

We understand the sadness and outrage that many Americans feel because we feel it ourselves. As your fund managers, however, it is our job to look at how these terrible events have impacted Global Young Investor Fund, and to try to relieve its effect on your investment.

If you've been reading your shareholder reports and Dollar Digest, you know that our economy has been slowing down in the past year. Simply stated, the initial result of the September 11th attacks was to create even more challenges for the US economy. One of the main reasons is that since September 11th, many investors and consumers (people like you who buy products and services) have been feeling unsure of what the future may bring for the country's economy and for them personally. Many people stopped going out to eat or going to the movies. Many businesses suffered because people weren't buying as many cars, toys, clothes or other products. And when people aren't spending as much money, our economy suffers.


[boxed text]
"We understand the sadness and outrage that many Americans feel because we feel it ourselves. As your fund managers, however, it is our job to look at how these terrible events have impacted Global Young Investor Fund, and to try to relieve its effect on your investment."


To understand the domino effect that changes in our spending habits can have, consider a make believe bubble gum manufacturer, Chewalot, Inc. If people stop buying bubble gum, Chewalot would not make as much money, which means that they would have less to spend on supplies and to pay their workers. Now imagine that Chewalot, Inc. uses foil wrappers to wrap their gum, and that they buy the wrappers from WrapTech Corporation. If Chewalot spends less on wrappers, WrapTech would not make as much money. Now WrapTech has less money to spend, and they could have to lay off some of their workers. Since these workers would no longer be paid, they would not have as much money to put back into the economy by buying products and services. Like dominos, the bubble gum chewers would affect the bubble gum suppliers and their workers, who in turn would affect their suppliers and their workers, and on and on.


[boxed text]
"From our point of view, a company with good management and strong financials has great potential to grow in value when the economy turns around. On the other hand, a company whose management is weak and whose financials are lagging would probably not do well in any market."


Where is our economy headed? We can't say for sure, since no one can predict the future. What we can do is use our experience and our knowledge of how the market and the economy have reacted in the past to make an educated guess. Even though it doesn't look so good right now, we believe that there are several factors on our side. First of all, we live in a country with a remarkably resilient economy --in other words, an economy that can bounce back.

Our government can help with this process. One of the things that could help is increasing the amount of liquidity in the economy. (Liquidity refers to cash or securities that can easily be converted into cash.) The Federal Reserve Board seems ready to provide the economy with the liquidity it needs to get itself back on track. Also, President Bush has developed a tax relief package that will allow consumers to keep more of the money they make. Consumers with money to spend are good for our economy.

As growth investors, we have always been more concerned with what may happen to our stocks in a few years than we are with what happens to them today. Our purpose right now is to be ready for a turnaround in our economy when it comes. From our point of view, a company with good management and strong financials has great potential to grow in value when the economy turns around. On the other hand, a company whose management is weak and whose financials are lagging would probably not do well in any market.

We don't believe that the low stock prices of many companies owned by the fund mean that they are unwise investments. Rather, we believe in the value of the companies that we have chosen, and will continue to seek out those companies whose strength may help us rebuild.

Our nation has suffered a great loss on many levels, and some of it cannot be regained. Much has changed that will never go back to the way it was before the attacks. However, with respect to the market, we believe there are opportunities for recovery.

Portfolio Managers' Report

[photos of David Brady and Erik Gustafson]


David Brady and Erik Gustafson are senior vice presidents of the advisor, Stein Roe & Farnham Incorporated. Mr. Brady and Mr. Gustafson co-manage the fund with a team of managers from the sub-advisor, Liberty Wanger Asset Management. Mr. Brady and Mr. Gustafson have been co-portfolio managers of the fund since its inception on December 14, 2000.

How did the fund perform during the period?

From the time it opened on December 14, 2000 to September 30, 2001, Liberty Global Young Investor Fund was down 30.83% (Class A shares without sales charge). The fund did not perform as well as its benchmark, the MSCI All Country World Index, which posted a total return of negative 21.89% for the same period.

We realize that this is not good news for our shareholders, and we certainly would have liked to see better returns. As we discussed in the last shareholder report, a significant portion of the fund is invested in US large cap growth stocks (large cap growth stocks are those we feel have excellent long-term growth prospects and large market capitalizations). In fact, according to Lipper Inc., a monitor of mutual fund performance, domestic large cap growth funds were down an average of 34.88% for the period. Additionally, the Lipper International Funds Category average was negative 26.95%.(1) As you can see, Global Young Investor Fund falls in the middle of the two.

What areas of the market did not perform well for the fund?

The biggest problem areas for the portion of the fund that invests in US stocks were undoubtedly technology and telecommuni-cations. For companies such as Rational Software (0.3% of net assets), profiled in this issue of Dollar Digest, the slowing market led to lower sales during the period. This caused the price of the stock to drop.

The portion of the fund that invests in companies outside the US also experienced troubles during the period. In order to see the effects of our international stocks on the fund's return, we separated them from the rest of the portfolio, then looked at how they performed as a group. We found that our investments in the stocks of other countries were down 23.19% since the fund began (based on class Z shares). As you noticed above, we use the MSCI All Country World Index to measure how the fund is doing compared to the overall market. In order to measure the performance of this special group of companies outside the US, we use a different tool: the MSCI All Country World Index ex US (the "ex" is short for "excluding," which means that the index


[boxed text]
                                 DID YOU KNOW?

As you read your annual report, you may notice that we refer to the Oyear ended September 30.O This may seem a bit strange, since we all know that the last day of every year is December 31st. Normally, when you think of a year, you think of the calendar year -- for example, the one that ended last New Year's Eve when the calendar switched from 2000 to 2001. For Global Young Investor Fund, however, the year begins on October 1st and ends on September 30th. This is called a fiscal year -- the time period that those who keep track of the fund's holdings use to plan for fund expenses. Even though our calendar year is coming to an end, the fund's fiscal year has just begun.

measures the stocks of all countries EXCEPT those in the US). The MSCI All Country World Index ex US showed a return of negative 23.57%, which tells us that our international stocks are performing slightly better than the international market as a whole.

For the fund, all of these numbers spell both bad news and not-so-bad news. The bad news, of course, is that the fund was down just over 30% from when it opened, and that it underperformed its benchmark, the MSCI All Country World Index. The not-so-bad news is that our returns were pretty close to the average return of other funds with similar investment strategies (as measured by Lipper Inc.) (To give you a little perspective, "good" news would be that we had beaten the index.)

Why haven't you sold off all of the companies that aren't performing well for the fund?

You may wonder, if a company's stock is performing badly and causing the fund's value to fall, why don't we just sell it and find a better stock? That question is best answered using an analogy. Picture two houses--one built solidly of brick, and the other of straw. The straw house is likely to fall down sooner or later, even in good weather, while the brick house stands. If a hurricane hits, which house would you rather be in? Would you get rid of the brick house because it loses a shutter or a window breaks, if the house remains standing and protects you from the storm? We feel similarly about investing--although many of our stocks have taken a beating in the recent market, we believe that, like the brick house, they are still fundamentally strong and will likely recover when the storm passes. True to this philosophy, we have held on to companies such as Rational Software as we believe that its fundamentals--the characteristics that determine a company's ability to weather a market slump--are strong, and that it should be able to recover once the market environment becomes more positive.

Were there any bright spots for the fund during the period?

Despite the abysmal US market conditions and their affect on many of the fund's holdings, there were a few bright spots during the period. Two of these were companies that you've probably heard of: Microsoft (1.7% of net assets), the computer software giant, and Cedar Fair (1.4% of net assets), an amusement park company.

What is your outlook for the next few months?

While we anticipate that the markets will recover at some point, we feel that this may not happen in 2001. In fact, we may be well into 2002 before we begin to see signs that things are turning around. For more information on our current market outlook, please see the special commentary at the beginning of this report.

An investment in the fund offers significant long-term growth potential, but also involves certain risks, including more volatility than the stock market in general. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

(1)Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives to those of the fund.


[boxed text]
                                 DID YOU KNOW?

We may think that Irish Life & Permanent (1.9% of net assets) is a strange name for a company. The truth is that IL&P was actually the product of two companies coming together -- Irish Life, Ireland's largest insurance company, and Irish Permanent, Ireland's largest provider of home loans. This makes IL&P the leading provider of personal financial services in Ireland.

Performance

                                  Top 5 countries as of 9/30/01
Global Young Investor Fund vs. MSCI All Country World Index (%)

[bar chart]
                        Fund    MSCI Index
United States           43.3    50.4
Japan                    9.2     9.9
Germany                  5.5     3.3
Italy                    4.2     1.9
France                   3.5     4.7

Country breakdowns are calculated as a percentage of the total net assets of Liberty Global Young Investor Fund. As the fund is actively managed, there can be no guarantee the portfolio will continue to maintain this breakdown in the future.


Top 10 holdings as of 9/30/01 (%)

Household International                2.6
Smith & Nephew PLC                     2.3
Kinder Morgan                          2.1
Synthes-Stratec                        2.1
Fannie Mae                             1.9
Essilor International SA               1.9
Irish Life & Permanent PLC             1.9
Saipem SpA                             1.9
Henkel Kgaa                            1.8
Nintendo Co., Ltd.                     1.8

Holdings are calculated as a percentage of the total net assets in Liberty Global Young Investor Fund. As the fund is actively managed, there can be no guarantee the portfolio will continue to maintain these holdings.


What do the numbers mean?

If you look closely at the chart below, you'll notice that it contains cumulative returns. We generally provide cumulative returns for periods less than one year. They represent the percentage by which the fund has grown or shrunk in the number of months indicated.

Cumulative total return as of 9/30/01 (%)

                         Class A                       Class B                      Class C               Class Z
Inception               12/14/00                       12/14/00                     12/14/00              12/14/00

                  without         with           without       with           without       with          without
                sales charge  sales charge    sales charge sales charge    sales charge sales charge   sales charge
Life of fund       -30.83        -34.81          -31.17       -34.61          -31.17       -31.86         -30.67

Mutual fund performance changes over time. Please visit www.libertyfunds.com for daily performance updates.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Performance

[boxed text]
                                  DID YOU KNOW?

When measuring fund performance, it is helpful to use more than one tool. While it is important to keep track of your fund's short-term performance by looking at the chart on the previous page, it is also important to evaluate how your fund performs over a longer period of time.1 The chart below can help you monitor Global Young Investor Fund's performance over the long term. It tells you how much money you would have at the end of the reporting period if you had invested $10,000 in class A shares on December 14, 2000.


Performance of a $10,000 investment
12/14/00-9/30/01 ($)

                    without            with
                  sales charge     sales charge
-----------------------------------------------
Class A               6,917            6,519
Class B               6,883            6,539
Class C               6,883            6,814
Class Z               6,933             n/a


[mountain chart]

                Class A shares                  Class A shares                  MSCI All Country
                without sales charge $6,917     with sales charge $6,519        World Index $7,811
12/14/2000      10183                            9622                           10166
01/2001         10599                           10016                           10433
02/2001          9457                            8937                            9556
03/2001          8449                            7984                            8909
04/2001          9141                            8638                            9550
05/2001          9058                            8560                            9432
06/2001          8741                            8260                            9143
07/2001          8349                            7890                            9011
08/2001          7924                            7489                            8598
09/2001          6917                            6519                            7811

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on December 14, 2000 and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged index that tracks the performance of global stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index. Index performance is also from December 14, 2000.

(1) Normally, the chart on this page illustrates performance over a longer term than the reporting period. Because Global Young Investor Fund is less than a year old, however, the illustration covers the same time period as the report.

Liberty Global Young Investor Fund

Portfolio of Investments
September 30, 2001

COMMON STOCKS-84.3%                 SHARES         VALUE
----------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 6.4%
Data Processing Services - 1.3%
Computershare Ltd.                   6,000      $   13,114
Teleplan International NV(a)           450           7,250
                                                ----------
                                                    20,364
                                                ----------
Diversified Commercial Services - 3.8%
Exult, Inc. (a)                        660           7,715
ISS A/S (a)                            520          27,054
Secom Co., Ltd.                        500          25,687
                                                ----------
                                                    60,456
                                                ----------
Employment Services - 1.3%
Deutscher Industrie Service AG       1,070          20,940
                                                ----------
----------------------------------------------------------
CONSUMER DISCRETIONARY - 8.4%
Automobiles & Components - 0.6%
Gentex Corp. (a)                       400           9,556
                                                ----------
Consumer Durables & Apparel - 0.8%
Li & Fung Ltd.                      14,000          13,283
                                                ----------
Hotels, Restaurants & Leisure - 2.9%
Cedar Fair, L.P.                     1,100          21,505
Oriental Land Co., Ltd.                400          24,599
                                                ----------
                                                    46,104
                                                ----------
Leisure Products - 1.8%
Nintendo Co., Ltd.                     200          28,632
                                                ----------
Motorcycle Manufacturers - 1.1%
Ducati Motor Holding SpA (a)        14,900          18,310
                                                ----------
Restaurants - 1.2%
Autogrill SpA                        2,700          18,531
                                                ----------
----------------------------------------------------------
ENERGY - 4.2%
Oil & Gas Drilling - 2.6%
Saipem SpA                           6,500          29,287
Santa Fe International Corp.           600          12,750
                                                ----------
                                                    42,037
                                                ----------
Oil & Gas Equipment & Services - 0.7%
FMC Technologies, Inc. (a)             990      $   11,435
                                                ----------
Oil & Gas Exploration & Products - 0.9%
Talisman Energy, Inc.                  400          13,686
                                                ----------
----------------------------------------------------------
FINANCIALS - 18.1%
Banks - 2.2%
Anglo Irish Bank Corp. PLC           7,000          20,772
Bank of New York Co., Inc.             395          13,825
                                                ----------
                                                    34,597
                                                ----------
Consumer Finance - 4.1%
Household International, Inc.          720          40,594
Orix Corp.                             300          24,976
                                                ----------
                                                    65,570
                                                ----------
Diversified Financial Services - 10.6%
Citigroup, Inc.                        435          17,615
Deutsche Boerse AG                     600          20,754
Fannie Mae                             385          30,823
Fortis NV                            1,100          26,854
Investors Group, Inc.                2,000          25,027
Irish Life & Permanent PLC           3,000          29,492
The Goldman Sachs Group, Inc.          235          16,767
                                                ----------
                                                   167,332
                                                ----------
Insurance - 1.2%
AFLAC, Inc.                            690          18,630
                                                ----------
----------------------------------------------------------
FOOD & DRUG RETAILING - 1.4%
Food Retail - 1.4%
Safeway, Inc. (a)                      540          21,449
                                                ----------
----------------------------------------------------------
HEALTH CARE - 12.4%
Biotechnology - 4.7%
Enzon, Inc. (a)                        305          15,555
Genentech, Inc. (a)                    265          11,660
MedImmune, Inc. (a)                    390          13,896
Synthes-Stratec, Inc.                   50          32,708
                                                ----------
                                                    73,819
                                                ----------

See notes to investment portfolio.

8

Portfolio of Investments (continued)

COMMON STOCKS (Continued)           SHARES         VALUE
----------------------------------------------------------
HEALTH CARE (Continued)
Health Care Equipment - 2.1%
Jenoptik AG                          1,100      $   16,771
Medtronic, Inc.                        390          16,965
                                                ----------
                                                    33,736
                                                ----------
Health Care Supplies - 4.2%
Essilor International SA             1,100          30,589
Smith & Nephew PLC                   7,200          36,484
                                                ----------
                                                    67,073
                                                ----------
Pharmaceuticals - 1.4%
American Home Products Corp.           370          21,553
                                                ----------
----------------------------------------------------------
HOUSEHOLD & PERSONAL PRODUCTS - 1.6%
Household Products - 1.6%
Kao Corp.                            1,000          24,558
                                                ----------
----------------------------------------------------------
INDUSTRIALS - 5.6%
Construction & Engineering - 2.7%
Compagnie Francaise d'Etudes
   et de Construction                  200          25,196
Vulcan Materials Co.                   400          17,280
                                                ----------
                                                    42,476
                                                ----------
Industrial Conglomerates - 2.1%
General Electric Co.                   604          22,469
Tyco International Ltd.                250          11,375
                                                ----------
                                                    33,844
                                                ----------
Industrial Machinery - 0.8%
Danaher Corp.                          275          12,975
                                                ----------
----------------------------------------------------------
MEDIA - 6.2%
Broadcasting & Cable - 6.2%
AOL Time Warner (a)                    660          21,846
Comcast Corp., Special Class A         650          23,316
Echostar Communications Corp.,
   Class A (a)                         300           6,981
Hispanic Broadcasting Corp. (a)        930          14,973
RTL Group                              400          10,923
Viacom, Inc., Class B (a)              565          19,493
                                                ----------
                                                    97,532
                                                ----------
RETAILING - 1.9%
Apparel Retail - 0.6%
The Gap, Inc.                          805      $    9,620
                                                ----------
General Merchandise Stores - 1.3%
Wal-Mart Stores, Inc.                  410          20,295
                                                ----------
----------------------------------------------------------
SOFTWARE & SERVICES - 3.9%
Applications Software - 1.6%
BEA Systems, Inc. (a)                  430           4,124
Konami Corp.                           700          16,956
Rational Software Corp. (a)            535           4,633
                                                ----------
                                                    25,713
                                                ----------
Internet Software & Services - 0.3%
Parthethus Technologies PLC,
   ADR (a)                             635           1,969
MatrixOne, Inc. (a)                    635           3,454
                                                ----------
                                                     5,423
                                                ----------
Systems Software - 2.0%
Microsoft Corp. (a)                    540          27,632
VERITAS Software Corp. (a)             200           3,688
                                                ----------
                                                    31,320
                                                ----------
----------------------------------------------------------
TECHNOLOGY HARDWARE &
  EQUIPMENT - 5.3%
Computer Storage & Peripherals - 0.5%
EMC Corp. (a)                          395           4,641
Network Appliance, Inc. (a)            500           3,400
                                                ----------
                                                     8,041
                                                ----------
Electronic Equipment & Instruments - 1.8%
Celestica, Inc. (a)                    500          13,527
Venture Manufacturing
   (Singapore) Ltd.                  3,000          14,864
                                                ----------
                                                    28,391
                                                ----------
Networking Equipment - 0.5%
Cisco Systems, Inc. (a)                605           7,369
                                                ----------

See notes to investment portfolio.

                                                                               9


Portfolio of Investments (continued)

COMMON STOCKS (Continued)           SHARES         VALUE
----------------------------------------------------------
TECHNOLOGY HARDWARE &
  EQUIPMENT (Continued)
Semi-Conductors - 1.2%
Transmeta Corp. (a)                    900      $    1,269
United Microelectronics Corp.,
   ADR (a)                           3,220          17,130
                                                ----------
                                                    18,399
                                                ----------
Telecommunications Equipment - 1.3%
Comverse Technology, Inc. (a)          140           2,867
Qualcomm, Inc. (a)                     300          14,262
Scientific-Atlanta, Inc.               190           3,335
                                                ----------
                                                    20,464
                                                ----------
----------------------------------------------------------
TELECOMMUNICATION SERVICES - 2.3%
Alternative Carriers - 0.2%
Level 3 Communications, Inc. (a)       790           2,986
                                                ----------
Wireless Telecommunication Services - 2.1%
AT&T Wireless Services, Inc. (a)     1,000          14,940
Vodafone Group PLC, ADR                840          18,446
                                                ----------
                                                    33,386
                                                ----------
----------------------------------------------------------
UTILITIES - 5.3%
Electric Utilities - 2.4%
Calpine Corp. (a)                      675          15,397
Duke Energy Corp.                      600          22,710
                                                ----------
                                                    38,107
                                                ----------
Gas Utilities - 2.1%
Kinder Morgan, Inc.                    670          32,971
                                                ----------
Multi-Utilities - 0.8%
Enron Corp.                            445          12,117
                                                ----------
----------------------------------------------------------
TRANSPORTATION - 1.3%
Airport Services - 1.3%
Flughafen Wien AG                      750          20,474
                                                ----------
TOTAL COMMON STOCKS
   (cost of $1,905,015)                          1,333,554
                                                ----------


PREFERRED STOCK - 1.8%              SHARES         VALUE
----------------------------------------------------------
MATERIALS - 1.8%
Diversified Chemicals - 1.8%
Henkel Kgaa (cost of $30,142)          500      $   28,900
                                                ----------
TOTAL INVESTMENTS - 86.1%
   (cost of $1,935,157) (b)                      1,362,454
                                                ----------
Other Assets & Liabilities, Net - 13.9%            220,233
----------------------------------------------------------
Net Assets - 100.0%                             $1,582,687
                                                ==========

Notes to Investment Portfolio:

(a) Non-income producing.
(b) Cost for federal income tax purposes is $1,935,157.

      Acronym                        Name
      -------                        ----
        ADR               American Depositary Receipt

Summary of Securities
by Country               Country    Value       % of Total
----------------------------------------------------------
United States               US   $  685,126           50.2%

Japan                       Ja      145,408           10.7

Germany                      G       87,365            6.4

Italy                       It       66,128            4.8

France                      Fr       55,785            4.1

Canada                      Ca       52,240            3.8

Ireland                     Ir       50,264            3.7

United Kingdom              UK       36,484            2.7

Netherlands                 Ne       34,104            2.5

Switzerland                 Sz       32,708            2.4

Denmark                     De       27,054            2.0

Austria                     As       20,474            1.5

Taiwan                      Tw       17,130            1.3

Singapore                   Si       14,864            1.1

Hong Kong                   HK       13,283            1.0

Australia                   At       13,114            1.0

Luxembourg                  Lx       10,923            0.8

                                 $1,362,454          100.0%
                                 ==========          =====


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See notes to financial statements.

Statement of Assets and Liabilities

September 30, 2001

Assets:
Investments, at value (cost of $1,935,157)      $1,362,454
Cash, including foreign
   currency (cost of $116,030)                     116,085
Receivable for:
   Investments sold                                 99,022
   Fund shares sold                                     60
   Dividends                                         1,648
   Expense reimbursement due from Advisor           53,653
Other assets                                         2,289
                                                ----------
      Total Assets                               1,635,211
                                                ----------
Liabilities:
Payable for:
   Investments purchased                            11,248
   Management fee                                    1,161
   Administration fee                                  205
   Bookkeeping fee                                     832
   Transfer agent fee                                  338
   Custody fee                                       1,377
Other liabilities                                   37,363
                                                ----------
      Total Liabilities                             52,524
                                                ----------
Net Assets                                      $1,582,687
                                                ----------
Composition of Net Assets:
Paid-in capital                                 $2,257,912
Undistributed net investment income                    200
Accumulated net realized loss                     (102,665)
Net unrealized depreciation on:
   Investments                                    (572,703)
   Foreign currency translations                       (57)
                                                ----------
Net Assets                                      $1,582,687
                                                ==========

Net asset value and redemption price
   per share -- Class A ($653,545/78,704)            $8.30(a)
                                                ==========
Maximum offering price per share --
   Class A ($8.30/0.9425)                            $8.81(b)
                                                ==========
Net asset value and offering price
   per share -- Class B ($717,551/86,902)            $8.26(a)
                                                ==========
Net asset value and offering price
   per share -- Class C ($85,804/10,392)             $8.26(a)
                                                ==========
Net asset value, offering and redemption price
   per share -- Class Z ($125,787/15,111)            $8.32
                                                ==========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


Statement of Operations

For the Period Ended
September 30, 2001*

Investment Income:
Dividends                                         $  12,757
Interest                                                946
                                                  ---------
      Total Investment Income (net of
        non-reclaimable foreign taxes withheld
        at source which amounted to $1,081)          13,703
Expenses:
Management fee                        $  13,137
Administration fee                        2,328
Service fee -- Class A                    1,646
Service fee -- Class B                    1,708
Service fee -- Class C                      199
Distribution fee -- Class A                 656
Distribution fee -- Class B               5,112
Distribution fee -- Class C                 595
Transfer agent fee                        3,237
Bookkeeping fee                          17,119
Custody fee                              13,696
Trustees' fee                             2,981
Audit fee                                11,284
Registration fee                         81,655
Reports to shareholders                  36,719
Other expenses                           15,195
                                      ---------
      Total Expenses                    207,267
Custodian earnings credit                (5,919)
Fees and expenses waived or
   borne by Advisor                    (168,190)
Fees waived by Distributor --
   Class A                                 (327)
                                      ---------
   Net Expenses                                      32,831
                                                  ---------
Net Investment Loss                                 (19,128)
                                                  ---------

Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currency:
Net realized gain (loss):
   Investments                                     (102,665)
   Foreign currency transactions                         51
                                                  ---------
      Net realized loss                            (102,614)
Net change in unrealized appreciation/depreciation:
   Investments                                     (572,703)
   Foreign currency translations                        (57)
                                                  ---------
      Net change in unrealized
        appreciation / depreciation                (572,760)
                                                  ---------
   Net Loss                                        (675,374)
                                                  ---------
Decrease in Net Assets from Operations            $(694,502)
                                                  =========

* The Fund commenced investment operations on December 14, 2000.

See notes to financial statements.

Statement of Changes in Net Assets

                                            Period Ended
Increase (Decrease) in Net Assets       September 30, 2001*
-----------------------------------------------------------
Operations:
Net investment loss                             $  (19,128)
Net realized loss on investments and foreign
   currency transactions                          (102,614)
Net change in unrealized appreciation/
   depreciation on investments and
   foreign currency translations                  (572,760)
                                                ----------
   Net Decrease from Operations                   (694,502)
                                                ----------
Share Transactions:
Subscriptions -- Class A                           968,253
Redemptions -- Class A                             (24,795)
                                                ----------
   Net Increase -- Class A                         943,458
                                                ----------
Subscriptions -- Class B                         1,027,341
Redemptions -- Class B                                (100)
                                                ----------
   Net Increase -- Class B                       1,027,241
                                                ----------
Subscriptions -- Class C                           125,534
Redemptions -- Class C                              (3,674)
                                                ----------
   Net Increase -- Class C                         121,860
                                                ----------
Subscriptions -- Class Z                           193,256
Redemptions -- Class Z                              (8,626)
                                                ----------
   Net Increase -- Class Z                         184,630
                                                ----------
Net Increase from Share Transactions             2,277,189
                                                ----------
Total Increase in Net Assets                     1,582,687
                                                ----------

Net Assets:
Beginning of period                                     --
                                                ----------
End of period (including undistributed
   net investment income of $200)               $1,582,687
                                                ==========

                                            Period Ended
                                       September 30, 2001*
----------------------------------------------------------
Changes in Shares:
Subscriptions -- Class A                            81,433
Redemptions -- Class A                              (2,729)
                                                ----------
   Net Increase -- Class A                          78,704
                                                ----------
Subscriptions -- Class B                            86,911
Redemptions -- Class B                                  (9)
                                                ----------
   Net Increase -- Class B                          86,902
                                                ----------
Subscriptions -- Class C                            10,753
Redemptions -- Class C                                (361)
                                                ----------
   Net Increase -- Class C                          10,392
                                                ----------
Subscriptions -- Class Z                            15,939
Redemptions -- Class Z                                (828)
                                                ----------
   Net Increase -- Class Z                          15,111
                                                ----------

* The Fund commenced investment operations on December 14, 2000.

See notes to financial statements.

Notes to Financial Statements

September 30, 2001

Note 1. Accounting Policies

Organization:

Liberty Global Young Investor Fund (the "Fund"), a series of Liberty Funds Trust V, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares as defined in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Investment transactions and investment income:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Determination of class net asset values and financial highlights:

All income, expenses (other than Class A, Class B and Class C distribution and service fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution and service fees applicable to Class A, Class B and Class C shares only.

Federal income taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Additionally, $102,665 of net capital losses attributable to security transactions incurred after October 31, 2000 are treated as arising on October 1, 2001, the first day of the Fund's next taxable year.

Distributions to shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                    Increase (Decrease)
------------------------------------------------------------
                       Undistributed          Accumulated
  Paid-In Capital  Net Investment Income   Net Realized Loss
------------------------------------------------------------
  $(19,277)               $19,328                $(51)

These differences are primarily due to net operating losses and foreign currency transactions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

Foreign currency transactions:

Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income, and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Other:

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management fee:

Stein Roe & Farnham, Incorporated (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and receives a monthly fee at an annual rate of 0.85% of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Portfolio to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Portfolio's Board of Trustees and fund shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

Administration fee:

The Advisor also provides accounting and other services for a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets.

Bookkeeping fee:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period December 14, 2000 (commencement of operations) to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer agent fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and received reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the period ended September 30, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $171 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $0, $42, and $0 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually, of the Fund's average net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75% and 0.75%, annually, of the Fund's average net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class A share distribution fee so that it does not exceed 0.05%, annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits:

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average net assets.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information:

Investment activity:

For the period ended September 30, 2001, purchases and sales of investments, other than short-term obligations, were $2,632,721 and $594,899, respectively.

Unrealized appreciation (depreciation) at September 30, 2001, based on cost of investments for federal income tax purposes was:

   Gross unrealized appreciation                 $  17,211
   Gross unrealized depreciation                  (589,914)
                                                 ---------
      Net unrealized depreciation                $(572,703)
                                                 ---------

Other:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate on the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instrument and the underlying securities, (2) inability to close out a position due to different trading hours or the temporary absence of a liquid market for either the instrument of the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

Note 4. Line of Credit

The Fund may borrow up to 331/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (a) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended September 30, 2001.

Note 5. Other Related Party Transactions

At September 30, 2001, the Fund had one shareholder, Stein Roe & Farnham, Inc., which owned 87% of the Fund's shares outstanding.

Financial Highlights

Selected data for a share of each class outstanding throughout the period is as follows:

                                                                    Period Ended September 30, 2001(a)
-----------------------------------------------------------------------------------------------------------------
                                                          Class A         Class B         Class C         Class Z
                                                        ---------       ---------       ---------       ---------
Net Asset Value, Beginning of Period                    $   12.00       $   12.00       $   12.00       $   12.00
                                                        ---------       ---------       ---------       ---------
Income From Investment Operations:
Net investment loss (b)                                     (0.08)          (0.14)          (0.14)          (0.05)
Net realized and unrealized loss on investments
   and foreign currency                                     (3.62)          (3.60)          (3.60)          (3.63)
                                                        ---------       ---------       ---------       ---------
   Total from Investment Operations                         (3.70)          (3.74)          (3.74)          (3.68)
                                                        ---------       ---------       ---------       ---------
Net Asset Value, End of Period                          $    8.30       $    8.26       $    8.26       $    8.32
                                                        =========       =========       =========       =========
Total return (c)(d)(e)                                   (30.83)%        (31.17)%        (31.17)%        (30.67)%
                                                        ---------       ---------       ---------       ---------

Ratios to Average Net Assets:
Expenses (f)(g)                                             1.80%           2.50%           2.50%           1.50%
Net investment loss (f)(g)                                (0.92)%         (1.62)%         (1.62)%         (0.62)%
Waiver/ reimbursement (g)                                  10.92%          10.87%          10.87%          10.87%
Portfolio turnover rate (e)                                   64%             64%             64%             64%
Net assets, end of period (000's)                       $     654       $     718       $      86       $     126

(a) The Fund commenced investment operations on December 14, 2000.
(b) Per share data was calculated using average shares outstanding.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor and Distributor not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of 0.30% for the period ended September 30, 2001.
(g) Annualized.

Report of Independent Accountants

To the Trustees of Liberty Funds Trust V and the Shareholders of Liberty Global Young Investor Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Global Young Investor Fund (a series of Liberty Funds Trust V) (the "Fund"), at September 30, 2001, the results of its operations, the changes in its net assets and its financial highlights for the period from December 14, 2000 (commencement of operations) through September 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of portfolio positions at September 30, 2001 by correspondence with the custodian provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 1, 2001

Unaudited Information

Results of Special Meeting of Shareholders

On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of a new investment advisory agreement and a new sub-advisory agreement. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 187,245.274. The votes cast were as follows:

                                                               % of Shares to
Proposal of new investment                                    Total Outstanding    % of Shares to Total
advisory agreement:                         Shares                 Shares              Shares Voted
-------------------------                 -----------         -----------------      -----------------
For                                       175,301.587              93.62%                 99.87%
Against                                         0.000               0.00%                  0.00%
Abstain                                       224.820               0.12%                  0.13%

                                                               % of Shares to
Proposal of new sub-advisory                                  Total Outstanding    % of Shares to Total
advisory agreement:                         Shares                 Shares              Shares Voted
-------------------------                 -----------         -----------------      -----------------
For                                       175,301.587              93.62%                 99.87%
Against                                         0.000               0.00%                  0.00%
Abstain                                       224.820               0.12%                  0.13%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 Activity Pages

                                 A Money Mystery

Once upon a time, there were two friends named Penny and Buck who each had an allowance of $3 per week. Every Saturday after they received their allowances, they would go to the store where their neighbor, Mrs. Nickel, worked. Buck would usually spend all of his allowance on candy, coloring books or toys. Sometimes Penny would buy a piece of candy, too. But she put most of her allowance in a piggybank that was back in her room.

One day, Penny and Buck met Mrs. Nickel on the street where they lived. "Oh! I'm so glad to see you," she said. "We're having a big sale on computer games at the store. You should stop by and pick out one you like!"

Penny and Buck went to Mrs. Nickel's store the next day. But only one of them had enough money to buy a computer game. To find out who bought the game, cut out the puzzle pieces below and tape them together or to another piece of paper to make a picture. When you're finished, use crayons or magic markers to color the picture. Then write the lesson you learned from this story here.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[artwork -- 6 panels relating to above story]


I

What Comes Next?

To play this game you'll need to collect a penny, a nickel, a dime and a quarter. Next, look at the rows of coins below. In each row, there is a pattern with the last coin in the pattern left blank.

Make a "rubbing" of the missing coin in the blank with a #2 (soft) lead pencil by placing the real coin underneath the page. When you're finished, you can color all the coins in the game.

[artwork -- illustrations of coins]
nickel quarter nickel quarter nickel quarter   ---------
penny dime dime penny penny dime dime          ---------
quarter nickel penny dime quarter nickel penny ---------

[montage of coins]

                                                                              II

                                       Is
                                      That
                                     True?

[artwork -- George Washington taking a polygraph test]

How much do you know about money? Take the following quiz to find out.

After each statement, write "true" or "false" in the blank provided. (A true statement must be completely true.) When you've finished, check the answers at the bottom of the page to see how much you know. For extra credit, match the false statement on the left with the letter of the word(s) on the right that would make the statement true. (Hint: You can ask a grownup for help!)

1) The man pictured on the front of a penny is President Abraham Lincoln.
   _______

2) The back of a nickel has a picture of Monticello, home of President George Washington. _______

3) The first state pictured on the back of the new quarter was California.
   _______

4) The man pictured on the front of the $20 bill is President Andrew Jackson.
   _______

5) The new $1 coin has a picture of suffragist Susan B. Anthony. _______

6) A penny is brown because it is made partly of copper. _______

7) Every dollar bill has the signature of the Vice President of the United States on it. _______

8) Today, most U.S. coins are minted in Philadelphia or Denver. _______

9) The quarter and the nickel have grooves on their edges to prevent counterfeiting. _______

10) "Paper" money is really made of linen and cotton. _______

Answers: 1) true, 2) false, 3) false, 4) true, 5) false, 6) true, 7) false, 8) true, 9) false, 10) true


False Statement Match:

_________Statement #_______: _______   a) Native American Guide Sacagewea
_________Statement #_______: _______   b) Dime
_________Statement #_______: _______   c) Delaware
_________Statement #_______: _______   d) Thomas Jefferson
_________Statement #_______: _______   e) Treasurer


False Statement Answers: 1) 2:d, 2) 3:c, 3) 5:a, 4) 7:e, 5) 9:b

III

                              The Stock Detective
                     A Scavenger Hunt for General Electric

[artwork -- 4 drawings of lightbulb: thinking, reading w/magnifying glass, working at computer terminal, reading a book]

Smart investors learn all they can about a company before they buy its stock. The scavenger hunt below will help you find information on General Electric, one of the stocks in the Young Investor Fund.

To play the game, cover up the list of answers at the bottom of the page. (No peeking!) Then answer as many of the questions below as you can. You can use any source of information you want, such as the business section of your newspaper, your local library, or the Internet. You might start your search with the company's website: www.ge.com. If you want to play with a friend, see who can find answers to the most questions in a specific amount of time (one or two hours, for example). For question 2 and 4 the answers can potentially change every day. Ask an adult to check your answers to those questions. May the best investor win!

1 What are the main businesses of General Electric?

2 What was the highest price for GE stock in the last year (52-week high)?

3 How many shares of GE stock are outstanding (issued to shareholders)?

4 What is the 52-week low?

5 What is the company's stock symbol?

6 What did GE earn in sales revenues for the fourth quarter of 2000?

7 What were GE's sales revenues for the first quarter of 2001?

8 What dividend did General Electric pay per share of stock in the second quarter of 2001?

9 How many shares of GE stock are OoutstandingO (available for sale)?

10 Who is considered the founder of GE?


Answers: 1) electronics, finance; 3) 9.9 billion; 5) GE; 6) $34 billion;
7) $30.4 billion; 8) $0.16; 9) 9.9 billion; 10) Thomas Edison

                                                                              IV

Rhymin'
Riddles:

Rhyming words about money can be lots of fun (and teach you something, too!). For example, the rhyme for a salty green snack that costs five cents could be Onickel pickle.O See if you can find rhymes for the riddles below. (If you get stuck, check the answers at the bottom of the page.)

1.   Whatever 1(cent) coin you have:

     --------------------------------------------

2.   Investment in a company that makes a
     child's building toy:

     --------------------------------------------

3.   Money you pay the government on
     profit from selling candles:

     --------------------------------------------

4.   What a comedian earns for his work:

     --------------------------------------------

5.   Fruit that costs 10(cent):

     --------------------------------------------

6.   Money you lend for ice cream:

     --------------------------------------------

7.   Your own money rhyme here:

     --------------------------------------------

Answers:
1) any penny; 2) block stock; 3) wax tax; 4) funny money; 5) dime lime; 6) cone loan


                                How Am I Doing?
                               A Mutual Fund Game

Ever wonder what your investment in the Young Investor Fund is worth? Or how the value today compares with what you had a few months ago? The answer is right at your fingertips--on the Year-to-Date Statement you receive four times a year.

In addition to showing what your account was worth at the end of each calendar quarter, the statement lists account OactivitiesO during that time. These include new money deposits that you put into the account, any money you took out and money you received from the investments in the Fund that went to buy more Fund shares.

To play the mutual fund game, answer the questions below using the sample statement. You can check your answers with those at the bottom of the next page. Then, using your own quarterly statement, answer the same questions on a separate piece of paper. (Check with a grownup to see how well you did.)

What was the value of the account on January 1, 2001?

How many shares were in the account at the end of the statement period (July 22, 2001)?

What was the price for a single share of the fund on July 22, 2001?

What was the value of the account on July 22, 2001?


V

[artwork -- illustration of two sides of Liberty Funds Year-to-date statement]

How much money has been added to the account in dividends and capital gains (total distributions) since the beginning of 2001?

What is the fund's one-year total return (distributions plus change in share price) without sales charges?

What is the five-year total return with the sales charge?

Did the account increase or decrease in value from the start of the year?

How much did the value increase/decrease?

How much was the account's beginning value/initial investment?

How much has the account value changed since the beginning/initial investment?

The above illustration is for illustrative purposes only, and is not indicative of the performance of any Liberty fund.


                                                                              VI

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














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














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

Trustees & Transfer Agent

Douglas A. Hacker
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

Janet Langford Kelly
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

William E. Mayer
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

Charles R. Nelson
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty Financial Company, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

Thomas E. Stitzel
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Thomas C. Theobald
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

Anne-Lee Verville
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs

Important Information About This Report
The Transfer Agent for Liberty Global Young Investor Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Global Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Global Young Investor Fund

                              Give me Liberty.(R)

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.


Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.


Liberty Global Young Investor Fund Annual Report, September 30, 2001

                                                        [indicia]
                                                        PRSRT STD
                                                       U.S. POSTAGE
                                                           PAID
                                                       HOLLISTON, MA
                                                       PERMIT NO. 20

[logo] L I B E R T Y
       -----------------
               F U N D S

       Liberty Funds Distributor, Inc. (C)2001
       One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com


                                                754-02/447H-0901 (11/01) 01/2003